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EXHIBIT 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                  PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OrderPro Logistics, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


         DATED: JANUARY 24, 2005                      /S/ JEFFREY M. SMUDA
                                                      -------------------------
                                                      JEFFREY M. SMUDA
                                                      CHIEF EXECUTIVE OFFICER